1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

June 27, 2017



"…Build a truly great place to work and bank."

-FSBW Vision Statement

SAFE HARBOR STATEMENT

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC. Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

AGENDA

- History
- Culture
- Branch Acquisition
- Footprint
- Financial Results
- Lending Detail
- Business Plan
- Questions and Answers

1ST SECURITY BANK

FS BANCORP, INC.

HISTORY

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our seventeenth quarterly cash dividend payment and increased our dividend 10% to $0.11 per share in our April 2017 press release.
- Completed a four branch acquisition in the 1st quarter of 2016 which resulted in $186 million in new relationship based deposits.

WASHINGTON CREDIT UNION

1ST SECURITY BANK

FS BANCORP, INC.

FSBW

CULTURE

- Vision: Build a truly great place to work and bank
- Mission: Live our Core Values and 'WOW' each other and our customers every day
- Employ **Smart. Driven. Nice.** people
- Emphasis on collaboration
- "Best Idea Wins"
- Jim Collins' Good-to-Great lessons

Branch Acquisition

Purchase Summary	•Four Branches (including ATMs) located on the Olympic Peninsula •Clallam County and Jefferson County •1st Security Bank assumed all Branch staff and related overhead expense
Deposits Assumed	•$186.4 million
Non-Cash Assets Acquired	•$1.2 million(1)
Purchase Price	• $6.0 million (2)
Goodwill and Intangibles	•Core Deposit Intangibles (CDI) of $2.2 million and Goodwill of $2.3 million
Completion	•Transaction closed on January 22, 2016 and all four branches opened as 1SB on January 25
Employees	•Increased staff by 28 employees on the Peninsula

(1) *Non-cash assets include loans and fixed assets*
(2) *Aggregate purchase price includes loans, fixed assets, goodwill, and intangibles*

Transaction Rationale

Strategic Rationale	•Attractive low cost core funding •Expanded branch network along the Olympic Peninsula •Clallam County and Jefferson County
Financial Impact	•Immediately accretive to EPS through lower cost of funds •Tangible book value dilution earn back estimated to be less than three years •Improved funding mix including increased transaction deposits •Enhanced scale: pro forma total assets of approximately $800 million
Additional Considerations	•Pro forma capital levels remained robust •Market expansion further leveraged management capabilities •Transaction created additional customer opportunities • December 31, 2016 reflects $195.5 million in deposits through the Peninsula locations

1ST SECURITY BANK

FS BANCORP, INC.

LOCATIONS



Port Angeles
Sequim
Port Townsend
Hadlock
Everett
Mill Creek
Lynnwood
Edmonds
Mountlake Terrace
Poulsbo
Capitol Hill
Overlake
Bellevue
Port Orchard
Puyallup
Tri-Cities

1st Security Bank Branches
Capitol Hill, Edmonds, Hadlock, Lynnwood, Mill Creek, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim

Home Lending
Bellevue, Everett, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace

Snohomish County Banks: 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA*	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: March 31, 2017

1st Security Bank	$877,549
Coastal Community Bank	$758,155
UniBank	$250,176
Mountain Pacific Bank	$244,452
Pacific Crest Savings Bank	$211,490
The Bank of Washington	$191,968

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 3/31/2017. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Total Assets reported are in thousands (000's)

Stock Performance (NASDAQ: **FSBW**)


FS Bancorp, Inc. - Total Return (%)
FSBW (+371.15%)
SNL U.S. Thrift (+98.76%)
Total Return (%)
400
300
200
100
0
-100
Jul 2012
Jan 2013
Jul 2013
Jan 2014
Jul 2014
Jan 2015
Jul 2015
Jan 2016
Jul 2016
Jan 2017
Thousands
1,200
1,000
800
600
400
200
0
FSBW-Vol

Total return: July 9, 2012 June 23, 2017 from SNL Financial

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	2017 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	$86,682	1.31%	10.38%	0.12%	1.61%
Sound Community Bank	$59,117	1.01%	10.26%	0.58%	0.99%
Puget Sound Bank	$55,721	1.05%	10.53%	0.11%	1.21%
Coastal Community Bank	$72,975	0.79%	10.07%	0.56%	1.31%
First Financial NW Bank	$120,891	0.96%	11.57%	0.34%	1.31%
HomeStreet Bank	$621,656	0.58%	10.00%	1.37%	0.87%

Data is from the 3/31/2017 Call Report.

*Ratios as reported in the 3/31/2017 Uniform Bank Performance Report and are annualized as appropriate.

Recent 1st Security Bank Accolades

- Rated as the #1 bank based in Washington State with over $100 million in Assets by Banker's Caddy (rating agency in St. Louis, Missouri);
- Listed by Depositaccounts.com as one of the healthiest 200 banks in the United States in 2016;
- Again named one of 34 "Bank and Thrift All Stars" by Sandler O'Neill;
- Repeat recipient of Raymond James Community Bankers Cup Award;
- Finalist in Puget Sound Business Journal's "Best Places to Work" contest.

Northwest Economy



- Strong City Center Employment
- Limited supply of "in-city" housing
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, University of Washington and Nordstrom
- Population growth, income growth, and housing affordability

Financial History

➢Numbers presented in thousands (000's)

	3/31/2017	12/31/2016	12/31/2015	12/31/2014	12/31/2013
Net Loans	$617,843	$593,317	$502,535	$387,174	$281,081
Total Assets	$877,884	$827,926	$677,561	$509,754	$419,187
Total Deposits	$758,014	$712,593	$485,178	$420,444	$336,876
Stockholders Equity	$83,964	$81,033	$75,340	$65,836	$62,313
Net Income*	$2,593	$10,499	$8,876	$4,540	$3,920

*Income is for the year ending except for Q1 2017 which is for the quarter only.

Income Statement

➤Numbers presented in thousands (000's)

Three Months Ended
March 31, 2017 (Consolidated)

Interest Income	$10,033
Interest Expense	1,058
Net Interest Income (NII)	**8,975**
Provision for Loan Losses	-
NII after Provision	**8,975**
Noninterest Income	5,420
Noninterest Expense	10,377
Income Pre Tax Provision	**4,018**
Provision for Income Taxes	1,425
Net Income	**$2,593**

Three Months Ended
March 31, 2016 (Consolidated)

Interest Income	$8,898
Interest Expense	1,075
Net Interest Income (NII)	**7,823**
Provision for Loan Losses	600
NII after Provision	**7,223**
Noninterest Income	4,321
Noninterest Expense*	8,922
Income Pre Tax Provision	**2,622**
Provision for Income Taxes	961
Net Income	**$1,661**

*Includes acquisition related expenses

1ST SECURITY BANK

FS BANCORP, INC.

Balance Sheet

➤Numbers presented in thousands (000's)

As of March 31, 2017 (Consolidated)

Cash, Cash Equivalents, CDs	$63,668
Securities AFS at Fair Value	107,241
Loans Held for Sale at Fair Value	40,008
Loans Receivable, Net	617,843
Premises and Equipment, Net	15,842
Other Real Estate Owned	-
Other Assets*	33,282
TOTAL ASSETS	**$877,884**
Noninterest-bearing Accounts	$157,733
Interest-bearing Accounts	600,281
Borrowings (Includes Sub Debt)	20,099
Other Liabilities	15,807
TOTAL LIABILITIES	**$793,920**
STOCKHOLDERS TOTAL EQUITY	**$83,964**

As of March 31, 2016 (Consolidated)

Cash, Cash Equivalents, CDs	$98,266
Securities AFS at Fair Value	80,458
Loans Held for Sale at Fair Value	64,784
Loans Receivable, Net	520,165
Premises and Equipment, Net	14,703
Other Real Estate Owned	320
Other Assets*	26,687
TOTAL ASSETS	**$805,383**
Noninterest-bearing Accounts	$158,443
Interest-bearing Accounts	538,236
Borrowings (Includes Sub Debt)	22,479
Other Liabilities	11,101
TOTAL LIABILITIES	**$730,259**
STOCKHOLDERS TOTAL EQUITY	**$75,124**

**Includes Bank Owned Life Insurance, Goodwill and Core Deposit Intangible, Mortgage Servicing Rights, accrued interest receivable, FHLB Stock, and other assets.*

Selected Financial Ratios

	03/31/2017* (Consolidated, QTD)	12/31/2016* (Consolidated, QTD)	3/31/2016* (Consolidated, QTD)
Return on Average Assets	1.25%	1.23%	0.86%
Net Interest Margin	4.54%	4.66%	4.19%
Efficiency Ratio	72.09%	68.91%	73.47%
Net Loans & Leases to Deposits**	81.51%	83.26%	74.66%
Non-Performing Assets to Total Assets	0.09%	0.09%	0.11%
ALLL/Total Loans and Leases not HFS	1.61%	1.69%	1.57%
Tier One Leverage Capital (Company)	9.65%	9.52%	9.11%
Book Value Per Share Using Outstanding Common	$29.21	$28.32	$25.90

* Numbers reported are annualized as applicable

** Excludes Loans Held for Sale (HFS)

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 3/31/2017

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	28%
Commercial Real Estate	31%
Business Lending	15%
Residential Lending	26%
TOTAL	100%

Actual 3/31/2016

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	30%
Commercial Real Estate	31%
Business Lending	16%
Residential Lending	23%
TOTAL	100%

Consumer lending consists of indirect dealer loans, and branch consumer loans. Commercial real estate (CRE) consists of owner and non-owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential portfolio/home equity loans and excludes HFS loans.

1ST SECURITY BANK

FS BANCORP, INC.

Consumer Lending

Q1 2017 Highlights

- $178.3 million Outstanding
- $20.9 million in Dealer Originations *(Up 10% from comparable Q1 2016)*
- Average Yield of 7.39% in Q1 2017, down from 7.64% in Q1 2016
- Top 10 Dealers accounted for $13.6 million (65%) of loan originations in Q1 2017

2009 – Q1 2017 Portfolio Credit Quality

FICO Scores



80
60
40
20
0
<680
680-719
720+
2009
2017

Q1 2017 Dealer Production by State

- 36.86% Washington
- 44.07% Oregon/Idaho
- 19.07% California

Portfolio Characteristics



Indirect home improvement
Solar
Marine
Auto+Recreational
Other
1%
1%
16%
21%
61%

Home Lending

Q1 2017 Closings: $142.6 million

- Q1 Purchase Closings: 73.6% or $105.0 million
- $136.4 million in Loan Sales during Q1 2017


$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

Quarterly Closed Volume (in millions)

Home Lending

Servicing unpaid principal balance $1.04 billion and 4,057 loans

- Q1 production in notional servicing: $55.7 million
- Book value for mortgage servicing rights: 0.86%
- Third-party market value of servicing rights: 1.21%
- Weighted average coupon: 3.94%

Q1 2017 Margins:

- Margins on loans sold in Q1 2017 of 2.98%
- Up from margins of 2.94% in Q4 2016
- Increase in margins due to secondary execution
- Margins reported are on "sold" loans only


Cash Margin on Loans Sold
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017

Commercial Business Lending

Q1 2017 Commercial & Industrial

- Commercial and Industrial commitments were $199.1 million at 03/31/17
- Outstanding balances at 03/31/17 were $93.6 million, compared to $98.7 million at 12/31/16

Q1 2017 Product Mix


3,453
4%
[VALUE]
[PERCENTAGE]
[VALUE]
[PERCENTAGE]
Mortg. Warehouse
Const. Warehouse
Other C&I Loans

Q1 2017 Mortgage and Construction Warehouse Lines

- Mortgage Warehouse commitments were $35.0 million at 03/31/17
- Outstanding balances at 03/31/17 were $3.5 million, compared to $7.8 million at 12/31/16
- Construction Warehouse commitments were $55.7 million at 03/31/17
- Outstanding Construction Warehouse balances at 03/31/17 were $23.0 million, compared to $25.1 million at 12/31/16

Mortgage and Construction Warehouse Balances at End of Period


40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
03/12
09/12
03/13
09/13
03/14
09/14
03/15
09/15
03/16
09/16
03/17
Mortgage Warehouse
Construction Warehouse

Data reported in thousands (000's) unless otherwise noted

Construction and Development Lending

Portfolio Highlights:

➤Numbers presented in thousands (000's)

- $175.9 million Committed as of 03/31/17
- $104.9 million Outstanding as of 03/31/17
- 5.9% Average Coupon Rate
- Majority of Originations in King County
- $4.1 million of outstanding production is custom residential construction


$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
03/12
09/12
03/13
09/13
03/14
09/14
03/15
09/15
03/16
09/16
03/17

1ST SECURITY BANK

FS BANCORP, INC.

Non-accrual Loans and REO

➢Numbers presented in thousands (000's)


$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
REO
Non-accrual Loans

Deposit Trends

➢Numbers presented in thousands (000's)



As of March 31, 2017 (Consolidated)
Checking
MMDA+ Savings
CDs less than $250,000
CDs $250,000+
$175,539
22.5%
$28,139
3.7%
$233,637
30.8%
$325,699
43.0%



As of March 31, 2016 (Consolidated)
Checking
MMDA + Savings
CDs less than $250,000
CDs $250,000 +
$167,721
24.1%
$31,421
4.5%
$206,465
29.6%
$291,072
41.8%

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the cost of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services by leveraging our well-established involvement in our communities and by selectively emphasizing products and services designed to meet our customers' banking needs
- Expanding the Company's markets

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared seventeenth consecutive quarterly cash dividend for shareholders of record on May 11, 2017 and to be paid on May 25, 2017. The dividend was increased 10% to $0.11 per share for the quarter end March 31, 2017 from $0.10 per share for the quarter end December 31, 2016
- Continued focus on increasing shareholder value through business plan execution
- Strategy to expand commercial real estate lending including construction lending in line with regulatory guidance for oversight on construction concentrations above 100% of Total Risk Based Capital
- Strategy to expand commercial business lending through continued investment in the Bank's business lending platform

Valuation Detail

- Tangible book value of $27.84 per share. Price to Book value of 161% as of market close June 23, 2017
- Cash/Capital held at FS Bancorp, Inc. of $3.6 million as of March 31, 2017 which is available for investment in the subsidiary bank or other capital strategies
- Earnings Per Diluted Share of $0.85 for quarter end March 31, 2017
- Dividend payout ratio at 12.94% based upon $0.11 per share using Q1 earnings per share
- Deposits from the Bank of America branch transaction of $186.4 million reflect $160.2 million in balances as of March 31, 2017; however, total deposits at those branches have grown to $205.3 million through community outreach
- Employee cost structure continues to reflect investments for future growth

Contact Information

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043